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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 6, 2005

                                 ---------------

                                ALEXANDER'S, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 ---------------

            DELAWARE                   NO. 001-06064          NO. 51-0100517
  (STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
        OF INCORPORATION)                                   IDENTIFICATION NO.)

              210 ROUTE 4 EAST
          PARAMUS, NEW JERSEY 07652                                 07652
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 587-8541

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                 ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

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      On July 6, 2005, a wholly-owned subsidiary of Alexander's, Inc. (the
"Company"), borrowed $320,000,000. A copy of the Loan Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference.

      A press release describing the transaction was issued by the Company on July 6, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      The disclosure contained in Item 1.01 above is incorporated by reference herein into this Item 2.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

      10.1  Loan Agreement between 731 Retail One LLC and Archon Financial,
            L.P., dated July 6, 2005.

      99.1  Press release issued on July 6, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALEXANDER'S, INC.

Date: July 12, 2005

                                      By: /s/ JOSEPH MACNOW
                                          ------------------------------------
                                          Name:  Joseph Macnow
                                          Title: Executive Vice President
                                                  And Chief Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
   10.1          Loan Agreement between 731 Retail One LLC and Archon
                 Financial, L.P., dated July 6, 2005.

   99.1          Press release issued on July 6, 2005